UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 27, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, and Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

       On December 27, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-1
            Home Equity Mortgage Pass-Through Certificates, Series 2005-1

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: December 29, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005




Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005


                           Credit Suisse First Boston
                    Home Equity Mortgage Trust Series 2005-1
                        Statement to Certificateholders
                               December 27, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        433,100,000.00   223,046,952.44    30,008,203.62     871,122.26   30,879,325.88       0.00        0.00     193,038,748.82
AR                100.00             0.00             0.00           0.00            0.00       0.00        0.00               0.00
ARL               100.00             0.00             0.00           0.00            0.00       0.00        0.00               0.00
M1         32,330,000.00    32,330,000.00             0.00     133,451.06      133,451.06       0.00        0.00      32,330,000.00
M2         29,900,000.00    29,900,000.00             0.00     123,952.11      123,952.11       0.00        0.00      29,900,000.00
M3         19,200,000.00    19,200,000.00             0.00      80,106.67       80,106.67       0.00        0.00      19,200,000.00
M4         20,130,000.00    20,130,000.00             0.00      88,320.38       88,320.38       0.00        0.00      20,130,000.00
M5         13,420,000.00    13,420,000.00             0.00      59,059.18       59,059.18       0.00        0.00      13,420,000.00
M6         12,510,000.00    12,510,000.00             0.00      55,909.28       55,909.28       0.00        0.00      12,510,000.00
M7         11,590,000.00    11,590,000.00             0.00      55,052.50       55,052.50       0.00        0.00      11,590,000.00
M8         10,980,000.00    10,980,000.00             0.00      52,987.65       52,987.65       0.00        0.00      10,980,000.00
M9          9,450,000.00     9,450,000.00             0.00      49,462.88       49,462.88       0.00        0.00       9,450,000.00
B1          8,850,000.00     8,850,000.00             0.00      51,625.00       51,625.00       0.00        0.00       8,850,000.00
B2          8,540,000.00     8,540,000.00             0.00      49,816.67       49,816.67       0.00        0.00       8,540,000.00
P                 100.00           100.00             0.00     298,920.34      298,920.34       0.00        0.00             100.00
TOTALS    610,000,300.00   399,947,052.44    30,008,203.62   1,969,785.98   31,977,989.60       0.00        0.00     369,938,848.82

X1        610,000,000.00   415,720,477.35             0.00           0.00            0.00       0.00        0.00     386,503,504.30
X2                  0.00             0.00             0.00           0.00            0.00       0.00        0.00               0.00
XS        531,330,910.76   415,720,577.35             0.00      69,286.76       69,286.76       0.00        0.00     386,503,604.30
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458CP1     515.00104465   69.28700905           2.01136518         71.29837423      445.71403560      A1     4.393750 %
AR      225458CQ9       0.00000000    0.00000000           0.00000000          0.00000000        0.00000000      AR     9.637076 %
ARL     225458CR7       0.00000000    0.00000000           0.00000000          0.00000000        0.00000000      ARL    9.637076 %
M1      225458CS5   1,000.00000000    0.00000000           4.12777792          4.12777792    1,000.00000000      M1     4.643750 %
M2      225458CT3   1,000.00000000    0.00000000           4.14555552          4.14555552    1,000.00000000      M2     4.663750 %
M3      225458CU0   1,000.00000000    0.00000000           4.17222240          4.17222240    1,000.00000000      M3     4.693750 %
M4      225458CV8   1,000.00000000    0.00000000           4.38750025          4.38750025    1,000.00000000      M4     5.265000 %
M5      225458CW6   1,000.00000000    0.00000000           4.40083308          4.40083308    1,000.00000000      M5     5.281000 %
M6      225458CX4   1,000.00000000    0.00000000           4.46916707          4.46916707    1,000.00000000      M6     5.363000 %
M7      225458CY2   1,000.00000000    0.00000000           4.75000000          4.75000000    1,000.00000000      M7     5.700000 %
M8      225458CZ9   1,000.00000000    0.00000000           4.82583333          4.82583333    1,000.00000000      M8     5.791000 %
M9      225458DA3   1,000.00000000    0.00000000           5.23416720          5.23416720    1,000.00000000      M9     6.281000 %
B1      225458DB1   1,000.00000000    0.00000000           5.83333333          5.83333333    1,000.00000000      B1     7.000000 %
B2      225458DC9   1,000.00000000    0.00000000           5.83333372          5.83333372    1,000.00000000      B2     7.000000 %
P       225458DD7   1,000.00000000    0.00000000   2,989,203.40000000  2,989,203.40000000    1,000.00000000      P      9.637076 %
TOTALS                655.65058319   49.19375223           3.22915576         52.42290799      606.45683096

X1      225458DE5     681.50897926    0.00000000           0.00000000          0.00000000      633.61230213      X1     0.000000 %
XS      225458DG0     782.41368784    0.00000000           0.13040228          0.13040228      727.42540754      XS     0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Annette M Marsula
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com

Sec. 4.06(a)(i)        Principal Remittance Amount                                                                  28,409,747.67

                       Scheduled Principal Payments                                                                 319,262.46

                       Principal Prepayments                                                                        27,873,063.71

                       Curtailments                                                                                 135,266.34

                       Cutailment Interest Adjustments                                                              794.94

                       Repurchase Principal                                                                         27,889.24

                       Substitution Amounts                                                                         0.00

                       Net Liquidation Proceeds                                                                     39,320.27

                       Other Principal Adjustments                                                                  0.00

                       Gross Interest                                                                               3,453,046.66

                       Recoveries from Prior Loss Determinations                                                    14,150.71

                       Reimbursements of Non-Recoverable Advances Previously Made                                   54,626.75

                       Recovery of Reimbursements Previously Deemed Non-Recoverable                                 0.00

Prepayment Penalties   Number of Loans with Respect to which Prepayment Penalties were Collected                    155

                       Balance of Loans with Respect to which Prepayment Penalties were Collected                   7,732,897.39

                       Amount of Prepayment Penalties Collected                                                     298,919.54

Sec. 4.06(a)(iv)       Beginning Number of Loans Outstanding                                                        9,214

                       Beginning Aggregate Loan Balance                                                             415,720,577.35

                       Ending Number of Loans Outstanding                                                           8,661

                       Ending Aggregate Loan Balance                                                                386,503,604.30

Sec. 4.06(a)(v)        Servicing Fees (Including Credit Risk Manager Fee)                                           110,973.19

                       Trustee Fees                                                                                 3,464.34

Sec. 4.06(a)(vii)      Current Advances                                                                             N/A

                       Aggregate Advances                                                                           N/A
Section 4.06(a)(viii)  Delinquent Mortgage Loans
                       Delinquency by Group
                       Group  1
                       Category                 Number         Principal Balance            Percentage
                       1 Month                     140           5,936,202.74               1.54 %
                       2 Month                      76           3,293,947.94               0.85 %
                       3 Month                     166           7,479,748.91               1.94 %
                       Total                       382          16,709,899.59               4.32 %

                       Delinquency Totals
                       Group Totals
                       Category                 Number         Principal Balance            Percentage
                       1 Month                     140           5,936,202.74               1.54 %
                       2 Month                      76           3,293,947.94               0.85 %
                       3 Month                     166           7,479,748.91               1.94 %
                       Total                       382          16,709,899.59               4.32 %
                                       * Delinquent Bankruptcies are included in the table above.

                       Bankruptcies
                             Bankruptcy by Group
                             Group                    Number of           Principal Balance            Percentage
                             Number                   Loans
                                   1                      138             4,864,583.29                    1.26%

                             Bankruptcy Totals
                             Number of                    Principal                    Percentage
                             Loans                        Balance
                               138                       4,864,583.29                        1.26%

                                        * Only Current Bankruptcies are reflected in the table above.

                       Foreclosures
                             Foreclosure by Group
                             Group                    Number of         Principal Balance              Percentage
                             Number                   Loans
                                   1                           10         618,218.11                          0.16%

                             Foreclosure Totals
                             Number of                 Principal                        Percentage
                             Loans                     Balance
                               10                      618,218.11                            0.16%

Section 4.06(a)(xi)    REO Properties
                             REO by Group
                             Group                  Number of           Principal Balance               Percentage
                             Number                 Loans
                                   1                          1            43,149.99                           0.01%

                             REO Totals
                             Number of             Principal                  Percentage
                             Loans                 Balance
                                       1              43,149.99                     0.01%

Section 4.06(a)(xii)   Current Realized Losses                                                                        821,376.09

                       Cumulative Realized Losses - Reduced by Recoveries                                             4,049,600.94

Trigger Event          Trigger Event Occurrence (Effective March 2008)                                                NO
                       (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                       Rolling 3 Month Delinquency Rate                                                               2.53551%
                       Sr. Enhancement Percentage x 14%                                                               7.00270%
                                                                OR
                       (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                       Cumulative Loss % of Original Aggregate Collateral Balance                                     0.66387%
                       Cumulative Loss Limit                                                                          0.00%

O/C Reporting          Targeted Overcollateralization Amount                                                          25,925,012.75
                       Ending Overcollateralization Amount                                                            16,564,755.48
                       Ending Overcollateralization Deficiency                                                        9,360,257.27
                       Overcollateralization Release Amount                                                           0.00
                       Monthly Excess Interest                                                                        1,598,455.95
                       Payment to Class X-1                                                                           0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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